RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

4.                    RELATED PARTY TRANSACTIONS

MLAI and the Fund entered into a transfer agency and investor services agreement with Financial Data Services, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of BAC and affiliate of MLAI. The Transfer Agent provides registrar, distribution disbursing agent, transfer agent and certain other services related to the issuance, redemption, exchange and transfer of Units. The fees charged by the Transfer Agent for its services are based on the aggregate net assets of funds managed or sponsored by MLAI. The fee rate ranges from 0.016% to 0.02% per year of the aggregate net assets. During the year ended December 31, 2013, the rate was 0.02%. The fee is payable monthly in arrears. MLAI allocates the Transfer Agent fees to each of the managed or sponsored funds, including the Fund, on a monthly basis based on each fund’s net assets. The Transfer Agent fee allocated to the Fund for the years ended December 31, 2013, 2012, and 2011 amounted to $92,030, $151,107 and $208,890, respectively, of which $10,835 and $13,062 was payable to the Transfer Agent as of December 31, 2013 and 2012, respectively.

Typically the vast majority of the Portfolio Fund’s U.S. dollar assets are maintained at MLPF&S. MLPF&S and any other BAC affiliates that hold the Portfolio Fund’s cash assets receive economic benefits, which may be substantial, from holding this cash, even in low interest rate environments in which the Portfolio Fund receives little, or no, interest on these cash assets.  BAC’s “Interest Earning Program,” which offers interest on cash balances subject to a negotiated schedule, will generally apply to Portfolio Fund cash assets at any time they are maintained by MLAI with its affiliates.   As of December 31, 2013, the interest rate under the Interest Earning Program on U.S. dollar cash balances is the daily effective federal funds rate less 20 basis points, recalculated and accrued daily, and subject to a floor of 0%. The daily effective federal funds rate is a volume-weighted average of rates on trades arranged by the Federal Reserve Bank of New York using data provided by brokers.  Interest is computed based upon the daily net equity balance of the Portfolio Fund’s account and is posted to the Portfolio Fund’s account on a monthly basis.

MLPF&S charges the Portfolio Funds at prevailing local interest rates for financing realized and unrealized losses on each Portfolio Fund’s non-U.S. dollar-denominated positions.  Such amounts are netted against interest income due to the insignificance of such amounts.

The Fund charges Sponsor fees on the month-end net assets, after all other charges at annual rates equal to 1.50% for Class A Units, 2.50% for Class C Units, and 1.10% for Class I Units.  Class D1 Units, Class D Units and Class M Units are not charged a Sponsor fee.

Interest and Sponsor fees as presented on the Statements of Operations are paid to related parties.